EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Natural Resources Trust

Investor and Institutional Shares

SUMMARY PROSPECTUS  |  NOVEMBER 30, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class Ticker	Ticker Symbol
Investor A Shares	MDGRX
Investor B Shares	MBGRX
Investor C Shares	MCGRX
Institutional Shares	MAGRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 30, 2009, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Summary Prospectus

Key Facts About BlackRock Natural Resources Trust

Investment Objective

The investment objective of the BlackRock Natural Resources Trust (the “Natural Resources Fund”) is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Natural Resources Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 24 of the Natural Resources Fund’s prospectus and in the “Purchase of Shares” section on page II-52 of the Natural Resources Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50%[2]	1.00%[3]	None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.39%[4]	0.37%[4]	0.42%[4]	0.32%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	1.25%	1.98%	2.03%	0.93%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about Classes — Investor B Shares” for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]	Other Expenses are restated to reflect current fees.
[5]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which do not include the Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$646	$901	$1,175	$1,957
Investor B Shares	$651	$971	$1,268	$2,118
Investor C Shares	$306	$637	$1,093	$2,358
Institutional Shares	$95	$296	$515	$1,143

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$201	$621	$1,068	$2,118
Investor C Shares	$206	$637	$1,093	$2,358

Portfolio Turnover

The Natural Resources Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Natural Resources Fund’s performance. During the most recent fiscal year, the Natural Resources Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Natural Resources Fund seeks to achieve its objective by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Natural Resources Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock. Natural resource assets include materials with economic value that are derived from natural sources, either directly or indirectly, such as metals, fuels, timber, underdeveloped land and agricultural products (e.g., fertilizer and chemicals). The Natural Resources Fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products. The Natural Resources Fund focuses on investments in companies that provide exposure to commodities where existing, and projected, capacity is forecast to approach levels that represent full utilization of that capacity based upon supply and demand forecasts for the commodity. Under certain circumstances, however, the Natural Resources Fund may concentrate its investments in one or more of these sectors or in one or more issuers in the natural resources related industries. The Natural Resources Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than other funds. The Natural Resources Fund will normally invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The Natural Resources Fund may invest in securities of issuers with any market capitalization.

The Natural Resources Fund chooses securities using a combination of “top down” and “bottom up” investment styles.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Natural Resources Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Natural Resources Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Natural Resources Fund.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

■

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

■

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

■

Natural Resource Related Securities Risk — Because the Fund concentrates its investments in natural resource related securities, the Fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the Fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the Fund invests primarily in companies with natural resource assets, there is the risk that the Fund will perform poorly during a downturn in natural resource prices.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

■

Precious Metal Related Securities — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

■

Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

■

Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Performance Information

The information shows you how the Natural Resources Fund’s performance has varied year by year and provides some indication of the risks of investing in the Natural Resources Fund. The table compares the Natural Resources Fund’s performance to that of the Standard & Poor’s (S&P) 500® Index and the MSCI Natural Resources Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Natural Resources Fund’s performance can be obtained by visiting http://www.blackrock.com/prospectus or can be obtained by phone at 800-882-0052.

Investor A Shares ANNUAL TOTAL RETURNS BlackRock Natural Resources Fund As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 26.54% (quarter ended September 30, 2005) and the lowest return for a quarter was –34.47% (quarter ended December 31, 2008). The year-to-date return as of September 30, 2009 was 41.59%.

As of 12/31/08
Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Natural Resources Fund — Investor A
Return Before Taxes	–50.48%	8.38%	12.25%
Return After Taxes on Distributions	–50.64%	7.98%	12.04%
Return After Taxes on Distributions and Sale of Shares	–32.60%	7.41%	11.11%
BlackRock Natural Resources Fund — Investor B
Return Before Taxes	–50.41%	8.44%	12.16%
BlackRock Natural Resources Fund — Investor C
Return Before Taxes	–48.66%	8.71%	11.98%
BlackRock Natural Resources Fund — Institutional
Return Before Taxes	–47.59%	9.83%	13.15%
Standard & Poor’s (S&P) 500 Index (Reflects no deduction for fees, expenses or taxes)[1]	–37.00%	–2.19%	–1.38%
MSCI Natural Resources Index (Reflects no deduction for fees, expenses or taxes)[1]	–40.97%	8.37%	7.52%
[1]

The S&P 500 Index is a widely recognized, unmanaged Index of common stock prices. The MSCI Natural Resources Index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Natural Resources Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Natural Resources Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Natural Resources Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robert M. Shearer, CFA	1997	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the “NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: •$250 for certain fee-based programs. •$100 for retirement plans. •$50, if establishing Automatic Investment Plan (“AIP”).	Available only for exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and programs may have a lower minimum	N/A	No subsequent minimum

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated November 30, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT COMPANY ACT FILE # 811-04282 © BlackRock Advisors, LLC
BR Natural Resources Trust SPRO-NR-1109